UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2008

GSC Investment Corp.
(Exact name of registrant as specified in charter)

Maryland	001-33376	20-8700615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Ave, New York, NY 10019
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 884-6200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 8, 2008, GSC Investment Funding LLC (“GSC Funding”), as borrower, and Deutsche Bank AG, New York Branch, as committed lender, managing agent and administrative agent entered into an amendment (the “Amendment”) to the credit agreement dated as of April 11, 2007 (the “Credit Agreement”).  GSC Investment Corp., as performance guarantor, (i) reaffirmed all of its obligations under Section 12.14 of the Credit Agreement and (ii) acknowledged and agreed that the performance undertaking thereunder remains in full force and effect.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 3, dated as of August 8, 2008, to Credit Agreement dated as of April 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSC Investment Corp.

Date:	August 11, 2008	By:	/s/ David L. Goret
			Name:	David L. Goret
			Title:	Vice President and Secretary